SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

OraSure Technologies, Inc. (the “Company”) issued a press release announcing the filing of an application with the U.S. Food and Drug Administration for pre-market approval of its OraQuick® Rapid HIV-1 Antibody Test for use in detecting HIV-1 antibodies in oral fluid and plasma samples. The information contained in the press release dated September 29, 2003 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99	Press Release dated September 29, 2003, announcing the filing of an application with the U.S. Food and Drug Administration for pre-market approval of its OraQuick® Rapid HIV-1 Antibody Test for use in detecting HIV-1 antibodies in oral fluid and plasma samples.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date:	September 29, 2003	By:	/s/ JACK E. JERRETT

Jack E. Jerrett Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit Number	Description

99	Press Release dated September 29, 2003, announcing the filing of an application with the U.S. Food and Drug Administration for pre-market approval of its OraQuick® Rapid HIV-1 Antibody Test for use in detecting HIV-1 antibodies in oral fluid and plasma samples.

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